UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE

STRATEGIC BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MORTGAGE-BACKED SECURITIES - 26.7%
FHLMC - 6.8%
Federal Home Loan Mortgage Corp. (FHLMC)	2.320%	2/1/37-4/1/37	51,766	$55,428	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.184%	5/1/37	24,756	26,028	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.870%	5/1/37	26,763	28,377	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.480%	1/1/38	39,593	42,512	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	103,393	112,788
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	170,488	188,020
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	100,000	111,530
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	114,927	125,544
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/42	99,593	110,900
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	7/1/42	398,259	432,079
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	10/16/27	200,000	210,094	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	10/11/42	100,000	105,453	(b)

Total FHLMC				1,548,753

FNMA - 12.3%
Federal National Mortgage Association (FNMA)	3.000%	10/16/27-11/14/42	600,000	635,047	(b)
Federal National Mortgage Association (FNMA)	3.500%	10/11/42	200,000	214,563	(b)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,553	1,877
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	4,142	4,659
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	162,716	178,517
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	96,721	109,424
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	57,855	69,106
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-8/1/42	765,556	839,225
Federal National Mortgage Association (FNMA)	3.000%	9/1/42	299,512	317,158
Federal National Mortgage Association (FNMA)	2.500%	10/16/27-10/11/42	400,000	418,609	(b)

Total FNMA				2,788,185

GNMA - 7.6%
Government National Mortgage Association (GNMA)	4.000%	10/18/42	100,000	110,281	(b)
Government National Mortgage Association (GNMA)	6.500%	10/20/37	24,135	27,828
Government National Mortgage Association (GNMA)	5.000%	10/20/39-8/20/40	226,752	252,517
Government National Mortgage Association (GNMA)	4.500%	7/20/40-3/20/41	309,094	342,745
Government National Mortgage Association (GNMA)	3.000%	10/18/42	100,000	107,109	(b)
Government National Mortgage Association (GNMA) II	3.000%	10/18/42	200,000	214,281	(b)
Government National Mortgage Association (GNMA) II	3.500%	10/18/42	600,000	656,438	(b)

Total GNMA				1,711,199

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $5,905,911)				6,048,137

ASSET-BACKED SECURITIES - 3.7%
Accredited Mortgage Loan Trust, 2005-3 A1	0.460%	9/25/35	18,517	18,169	(a)
ACE Securities Corp., 2006-SL2 A	0.557%	1/25/36	169,337	22,204	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.017%	8/25/32	12,298	6,034	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	25,000	26,309	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.467%	6/25/34	33,980	13,179	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.521%	12/15/33	124,204	$87,642	(a)(c)
Education Funding Capital Trust, 2003-3 A7	2.430%	12/15/42	50,000	47,823	(a)(d)
Greenpoint Manufactured Housing, 1999-2 A2	2.983%	3/18/29	25,000	20,667	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.609%	6/19/29	25,000	20,838	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.719%	2/20/30	25,000	20,738	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.740%	2/20/32	25,000	20,053	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	25,000	20,944	(a)
GSAMP Trust, 2006-S2 A2	0.317%	1/25/36	68,549	6,856	(a)
Keycorp Student Loan Trust, 2002-A 1A2	0.617%	8/27/31	45,168	41,360	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.711%	10/25/32	60,813	56,195	(a)
Lehman XS Trust, 2006-14N 1A1B	0.427%	9/25/46	149,504	91,807	(a)
Mid-State Trust, 6 A1	7.340%	7/1/35	11,730	12,206
Northstar Education Finance Inc., 2005-1 B	1.063%	10/30/45	100,000	64,671	(a)(d)
Northstar Education Finance Inc., 2007-1 A6	1.700%	1/29/46	25,000	20,892	(a)(d)
Northstar Education Finance Inc., 2007-1 A7	1.700%	1/29/46	25,000	20,892	(a)(d)
Origen Manufactured Housing, 2006-A A2	3.720%	10/15/37	75,000	48,750	(a)
SACO I Trust, 2006-4 A1	0.557%	3/25/36	57,681	34,778	(a)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(c)(e)(f)(g)
SLM Student Loan Trust, 2003-04 A5E	1.139%	3/15/33	68,648	66,949	(a)(c)
SLM Student Loan Trust, 2005-4 A3	0.571%	1/25/27	50,000	47,426	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,186,259)				837,382

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.1%
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	10,000	10,638
Banc of America Mortgage Securities, 2005-H 2A1	3.117%	9/25/35	87,449	77,050	(a)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.270%	12/25/34	16,856	16,674	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.449%	7/20/35	118,693	86,920	(a)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.588%	2/15/39	21,000	23,884	(a)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	20,000	22,871
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	2.067%	8/25/35	24,856	16,927	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.429%	3/19/45	85,330	67,077	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3451 SB, IO	5.809%	5/15/38	19,180	2,286	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.009%	1/15/40	49,862	7,234	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.829%	4/15/39	198,323	47,914	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	398,391	52,632
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.403%	4/25/20	263,203	18,020	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.834%	6/25/20	215,721	20,667	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.676%	8/25/20	98,035	8,308	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.447%	4/25/21	267,096	22,643	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.740%	10/25/21	99,529	$10,944	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.606%	12/25/21	99,582	9,985	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K020 X1, IO	1.479%	5/25/22	130,000	13,939	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.256%	5/25/18	198,526	19,786	(a)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.314%	12/25/40	121,874	18,050	(a)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.314%	1/25/41	68,087	12,028	(a)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.734%	9/25/41	92,465	16,323	(a)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.334%	10/25/41	81,588	15,784	(a)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	100,000	118,804
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	200,000	226,886
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	100,000	119,742
Federal National Mortgage Association (FNMA), 2012-75 NS, IO	6.384%	7/25/42	97,560	21,036	(a)
Federal National Mortgage Association (FNMA), 2012-76 AC	6.500%	7/25/42	200,000	233,985
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	27,767	3,694
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	67,008	9,503
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	91,823	10,033
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	90,114	12,748
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.617%	5/17/32	247,602	7,789	(a)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.332%	11/20/38	119,405	17,200	(a)
Government National Mortgage Association (GNMA), 2010-035 AS, IO	5.532%	3/20/40	72,500	12,240	(a)
Government National Mortgage Association (GNMA), 2010-037 SG, IO	5.482%	3/20/40	73,466	12,237	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.282%	5/20/40	67,317	12,270	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.432%	1/20/40	78,682	13,455	(a)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.782%	9/20/40	68,441	11,134	(a)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.962%	9/20/40	76,577	11,327	(a)
Government National Mortgage Association (GNMA), 2011-141 WI, IO	4.000%	10/16/26	79,935	7,917
Government National Mortgage Association (GNMA), 2011-H03 FA	0.744%	1/20/61	92,174	92,580	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.694%	2/20/61	95,214	95,406	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2012-66 CI, IO	3.500%	2/20/38	295,282	$52,740
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.064%	10/25/35	61,768	50,700	(a)
Harborview Mortgage Loan Trust, 2004-08 2A4A	0.619%	11/19/34	89,926	68,312	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.569%	1/19/35	99,856	70,649	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.680%	3/25/35	56,425	47,835	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	10,000	11,147
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	90,000	103,346
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	54,188	52,484
Merit Securities Corp., 11PA B2	1.716%	9/28/32	11,047	10,839	(a)(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.147%	8/12/49	65,000	74,714	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.824%	3/25/36	170,653	114,516	(a)
Sequoia Mortgage Trust, 2003-2 A2	1.068%	6/20/33	91,636	88,886	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.537%	10/25/35	100,280	75,837	(a)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.749%	8/25/35	11,507	10,559	(a)
Structured Asset Securities Corp., 2005-GEL2 A	0.497%	4/25/35	41,291	38,646	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.068%	3/20/47	207	11	(a)(c)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 A3	5.765%	7/15/45	20,000	23,112	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	10,000	11,812
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.504%	9/25/36	81,561	66,989	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	0.958%	7/25/47	233,967	69,083	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.675%	4/25/36	17,174	14,909	(a)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.767%	6/15/45	169,428	18,542	(a)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $3,097,985)				2,744,238

CORPORATE BONDS & NOTES - 31.1%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 0.6%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	126,012
Hyundai Capital America, Senior Notes	2.125%	10/2/17	10,000	10,013	(c)

Total Automobiles				136,025

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	15,975

Hotels, Restaurants & Leisure - 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	10,725
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	25,000	0	(d)(e)(f)(g)

Total Hotels, Restaurants & Leisure				10,725

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	10,000	10,275

Media - 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	43,500
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	52,491
Comcast Corp., Notes	6.500%	1/15/15	50,000	56,346
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,437
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	22,600

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
DISH DBS Corp., Senior Notes	5.875%	7/15/22	20,000	$20,600	(c)
News America Inc., Senior Notes	4.500%	2/15/21	10,000	11,306
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	20,000	25,719
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	107,520
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	11,075
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	13,079
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	30,000	35,409
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	42,026
United Business Media Ltd., Notes	5.750%	11/3/20	20,000	20,970	(c)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	30,000	30,150	(c)

Total Media				498,228

TOTAL CONSUMER DISCRETIONARY				671,228

CONSUMER STAPLES - 2.4%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	37,308
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	24,189
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	40,000	40,654
Diageo Finance BV	3.250%	1/15/15	30,000	31,713
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	30,000	31,342
PepsiCo Inc., Senior Notes	0.700%	8/13/15	40,000	40,167

Total Beverages				205,373

Food & Staples Retailing - 0.4%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	20,000	25,594
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	44,696	54,594
Safeway Inc., Senior Notes	4.750%	12/1/21	20,000	20,428

Total Food & Staples Retailing				100,616

Food Products - 0.5%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	31,000	36,901	(c)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	30,000	31,763	(c)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	29,000	35,039

Total Food Products				103,703

Tobacco - 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	21,709
Altria Group Inc., Senior Notes	2.850%	8/9/22	30,000	29,994
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	41,755
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	20,000	20,084
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	11,062

Total Tobacco				124,604

TOTAL CONSUMER STAPLES				534,296

ENERGY - 5.3%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	30,000	32,682
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	11,100

Total Energy Equipment & Services				43,782

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	80,562
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	24,139
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	48,188
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	16,900
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	52,603
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	20,000	21,207
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	20,000	20,075

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	25,000	$26,016
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	12,182
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	10,437
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	25,000	35,479
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	21,050
Devon Energy Corp., Senior Notes	3.250%	5/15/22	10,000	10,426
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	47,640
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	46,000	46,620
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	30,000	38,725
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	30,000	32,858
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	10,000	11,873
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	40,000	46,397
Hess Corp., Notes	8.125%	2/15/19	10,000	13,248
Hess Corp., Notes	7.875%	10/1/29	10,000	13,875
Hess Corp., Notes	7.300%	8/15/31	30,000	40,274
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,756
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	12,578
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	10,000	10,800
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	10,000	10,500
Noble Energy Inc., Senior Notes	4.150%	12/15/21	50,000	54,108
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	21,552
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	30,000	30,907
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	20,550
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	31,500
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	22,757
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	13,738
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	101,859
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	22,700
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	11,825
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	10,000	10,325	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	46,925
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	27,647
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	9,193
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,800

Total Oil, Gas & Consumable Fuels				1,152,794

TOTAL ENERGY				1,196,576

FINANCIALS - 11.7%
Capital Markets - 2.3%
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,439
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	10,000	10,739
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	24,836
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	90,000	100,593
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	11,044
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	58,055
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	30,000	0	(a)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	240,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	11,995
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	230,000	238,180
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	44,263

Total Capital Markets				510,144

Commercial Banks - 2.2%
BNP Paribas SA, Senior Notes	2.375%	9/14/17	30,000	30,165
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	31,654	(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	40,000	42,499
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.875%	2/8/22	10,000	10,634

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	$21,675	(c)(f)(h)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	10,000	10,769	(a)(c)(i)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	30,000	30,382
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	20,000	20,606
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	204,316
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,789
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	40,000	41,429
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	40,000	41,000

Total Commercial Banks				506,918

Consumer Finance - 1.1%
Ally Financial Inc., Notes	1.750%	10/30/12	50,000	50,062
American Express Co., Subordinated Debentures	6.800%	9/1/66	50,000	53,688	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	21,645
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	40,000	46,464
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	20,000	21,210
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	20,000	18,980
SLM Corp., Senior Notes	3.875%	9/10/15	30,000	30,938

Total Consumer Finance				242,987

Diversified Financial Services - 5.1%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	10,772
Bank of America Corp., Senior Notes	5.000%	5/13/21	20,000	22,022
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	216,404
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	23,771
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	21,217
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	274,129
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	10,000	10,182
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	110,000	147,485
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	116,347	(a)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	21,600	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	79,013	(c)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	96,616
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	55,351
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	58,929

Total Diversified Financial Services				1,153,838

Insurance - 1.0%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	11,626
American International Group Inc., Senior Notes	6.400%	12/15/20	40,000	48,804
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	40,000	42,163
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	83,854
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	41,344	(c)

Total Insurance				227,791

TOTAL FINANCIALS				2,641,678

HEALTH CARE - 2.1%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	23,283

Health Care Providers & Services - 0.9%
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	64,355
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	20,000	22,700
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	24,592
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	21,365
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,983
WellPoint Inc., Senior Notes	1.250%	9/10/15	10,000	10,077

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	$20,960
WellPoint Inc., Senior Notes	3.125%	5/15/22	10,000	10,002

Total Health Care Providers & Services				199,034

Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	10,720

Pharmaceuticals - 1.1%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	80,000	86,573	(c)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	30,000	31,224
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	38,273
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	25,144	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	21,723
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	32,584
Watson Pharmaceuticals Inc., Senior Notes	1.875%	10/1/17	10,000	10,123

Total Pharmaceuticals				245,644

TOTAL HEALTH CARE				478,681

INDUSTRIALS - 1.1%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	25,160
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	12,142
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,745
United Technologies Corp., Senior Notes	3.100%	6/1/22	20,000	21,357

Total Aerospace & Defense				69,404

Airlines - 0.6%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	92,260	101,948
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	23,920	27,388

Total Airlines				129,336

Commercial Services & Supplies - 0.1%
Waste Management Inc., Senior Notes	7.375%	5/15/29	10,000	13,309

Industrial Conglomerates - 0.0%
United Technologies Corp., Senior Notes	4.500%	6/1/42	10,000	11,256

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	20,000	20,863

TOTAL INDUSTRIALS				244,168

MATERIALS - 2.2%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	11,366
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,605

Total Chemicals				22,971

Containers & Packaging - 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	5.750%	10/15/20	30,000	30,038	(c)
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	20,000	20,432	(c)

Total Containers & Packaging				50,470

Metals & Mining - 1.8%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	10,000	10,519
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	43,597
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	74,368
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	40,000	40,120
Novelis Inc., Senior Notes	8.750%	12/15/20	10,000	11,125
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	10,000	12,472
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,902
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	40,000	42,273

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - continued
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	$21,346
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	15,000	15,300
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	34,886
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	76,044

Total Metals & Mining				402,952

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	20,000	20,985

TOTAL MATERIALS				497,378

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	100,000	121,452
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	13,604
AT&T Inc., Senior Notes	3.875%	8/15/21	20,000	22,681
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	114,009
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	21,625
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	5,000	5,438
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	10,000	10,075
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	10,000	10,475
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	20,000	25,028
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	40,000	51,357

Total Diversified Telecommunication Services				395,744

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	24,192
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,652
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	31,200

Total Wireless Telecommunication Services				68,044

TOTAL TELECOMMUNICATION SERVICES				463,788

UTILITIES - 1.3%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	4,000	4,033
Exelon Corp., Bonds	5.625%	6/15/35	75,000	85,858
FirstEnergy Corp., Notes	7.375%	11/15/31	55,000	72,248
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	20,000	26,373
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	10,000	13,749

Total Electric Utilities				202,261

Independent Power Producers & Energy Traders - 0.4%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	15,000	16,200	(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	10,850	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000	71,190

Total Independent Power Producers & Energy Traders				98,240

TOTAL UTILITIES				300,501

TOTAL CORPORATE BONDS & NOTES (Cost - $6,913,902)				7,028,294

COLLATERALIZED SENIOR LOANS - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp., Term Loan (Cost - $9,708)	8.500%	12/1/17	10,000	10,046	(c)(j)

SOVEREIGN BONDS - 2.4%
Canada - 0.2%
Province of Ontario, Senior Bonds	0.950%	5/26/15	30,000	30,376

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico - 1.8%
Mexican Bonos, Bonds	8.000%	6/11/20	1,170,000	MXN	$107,492
Mexican Bonos, Bonds	6.500%	6/9/22	1,504,100	MXN	127,663
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		58,300
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		117,400

Total Mexico					410,855

Russia - 0.4%
Russian Foreign Bond - Eurobond	11.000%	7/24/18	65,000		95,368	(c)

TOTAL SOVEREIGN BONDS (Cost - $487,021)					536,599

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.4%
U.S. Government Agencies - 2.2%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		20,714
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		55,627
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,348
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	50,000		44,061
Federal National Mortgage Association (FNMA), Notes	0.700%	6/26/15	20,000		20,022
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		73,481
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		141,089
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		26,619
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		58,822
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		49,212

Total U.S. Government Agencies					509,995

U.S. Government Obligations - 15.2%
U.S. Treasury Bonds	3.125%	11/15/41	880,000		937,613
U.S. Treasury Bonds	3.125%	2/15/42	220,000		234,059
U.S. Treasury Bonds	2.750%	8/15/42	310,000		304,914
U.S. Treasury Notes	0.625%	8/31/17	10,000		10,008
U.S. Treasury Notes	1.250%	4/30/19	450,000		458,508
U.S. Treasury Notes	1.000%	8/31/19	610,000		608,570
U.S. Treasury Notes	1.000%	9/30/19	240,000		239,137
U.S. Treasury Notes	1.750%	5/15/22	170,000		172,417
U.S. Treasury Notes	1.625%	8/15/22	470,000		469,560

Total U.S. Government Obligations					3,434,786

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,774,748)					3,944,781

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII (Cost - $21,024)	7.875%		825		22,976	(a)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $98.88		12/17/12	3		19
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	8		50
Eurodollar Mid Curve 2-Year Futures, Put @ $99.13		12/14/12	2		50
Eurodollar Mid Curve 3-Year Futures, Put @ $97.25		12/14/12	6		37

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - continued
Eurodollar Mid Curve 3-Year Futures, Put @ $98.25		12/14/12	6	$75

TOTAL PURCHASED OPTIONS (Cost - $12,356)				231

			WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	13,556	*
SemGroup Corp.		11/30/14	31	412	*(d)(f)

TOTAL WARRANTS (Cost - $0)				13,968

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $21,408,914)				21,186,652

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 15.0%
U.S. Government Agencies - 2.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $474,878)	0.120%	12/17/12	475,000	474,969	(k)

U.S. Treasury Bills - 0.5%
U.S. Treasury Bills (Cost - $109,988)	0.089%	11/15/12	110,000	109,988	(k)

Repurchase Agreements - 12.4%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity - $2,207,028; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value - $2,251,875)	0.150%	10/1/12	2,207,000	2,207,000
Deutsche Bank Securities Inc. repurchase agreement dated 9/28/12; Proceeds at maturity - $593,009; (Fully collateralized by U.S. government agency obligations, 0.600% due 12/6/13; Market value - $604,860)	0.190%	10/1/12	593,000	593,000

Total Repurchase Agreements (Cost - $2,800,000)				2,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,384,866)				3,384,957

TOTAL INVESTMENTS - 108.7% (Cost - $24,793,780#)				24,571,609
Liabilities in Excess of Other Assets - (8.7)%				(1,956,555)

TOTAL NET ASSETS - 100.0%				$22,615,054

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of September 30, 2012.

(f)	Illiquid security.

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of September 30, 2012.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
SCHEDULE OF WRITTEN OPTIONS
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	$98.25	8	$50
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.63	2	13
Eurodollar Mid Curve 3-Year Futures, Put	12/14/12	97.75	12	75
U.S. Treasury 30-Year Notes, Call	10/26/12	151.00	2	1,813
U.S. Treasury 30-Year Notes, Put	10/26/12	141.00	2	155

TOTAL WRITTEN OPTIONS (Premiums received — $9,734)				$2,106

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Strategic Bond Portfolio (formerly known as Legg Mason Western Asset Variable Strategic Bond Portfolio) (the “Portfolio”) is a separate diversified investment fund of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Mortgage-backed securities	—	$6,048,137	—		$6,048,137
Asset-backed securities	—	837,382	—		837,382
Collateralized mortgage obligations	—	2,744,238	—		2,744,238
Corporate bonds & notes	—	7,028,294	$0	*	7,028,294
Collateralized senior loans	—	10,046	—		10,046
Sovereign bonds	—	536,599	—		536,599
U.S. government & agency obligations	—	3,944,781	—		3,944,781
Preferred stocks	$22,976	—	—		22,976
Purchased options	231	—	—		231
Warrants	—	13,968	—		13,968

Total long-term investments	$23,207	$21,163,445	$0	*	$21,186,652

Short-term investments†	—	3,384,957	—		3,384,957

Total investments	$23,207	$24,548,402	$0	*	$24,571,609

Other financial instruments:
Futures contracts	$4,104	—	—		$4,104
Forward foreign currency contracts	—	$2,026	—		2,026
Credit default swaps on credit indices - buy protection‡	—	4,512	—		4,512

Total other financial instruments	$4,104	$6,538	—		$10,642

Total	$27,311	$24,554,940	$0	*	$24,582,251

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$2,106	—	—	$2,106
Futures contracts	5,680	—	—	5,680
Forward foreign currency contracts	—	$31,922	—	31,922
Interest rate swaps	—	14,665	—	14,665
Credit default swaps on credit indices - sell protection‡	—	4,941	—	4,941

Total	$7,786	$51,528	—	$59,314

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(f) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Stripped securities. The Portfolio may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(j) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the total notional value of all credit default swaps to sell protection is $118,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap

Notes to Schedule of Investments (unaudited) (continued)

agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(n) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the

Notes to Schedule of Investments (unaudited) (continued)

foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Portfolio held written options, forward foreign currency contracts, credit default swaps and interest rate swaps, with credit related contingent features which had a liability position of $53,634. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,193,987
Gross unrealized depreciation	(1,416,158)

Net unrealized depreciation	$(222,171)

At September 30, 2012, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	4	6/13	$996,376	$996,600	$224
German Euro Bund	2	12/12	361,219	364,363	3,144

					3,368

Contracts to Sell:
90-Day Eurodollar	4	6/14	995,087	995,650	(563)
U.S. Treasury 10-Year Notes	7	12/12	931,407	934,391	(2,984)
U.S. Treasury 5-Year Notes	5	12/12	621,031	623,164	(2,133)
U.S. Treasury 30-Year Bonds	2	12/12	299,486	298,750	736

					(4,944)

Net unrealized loss on open futures contracts					$(1,576)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2012, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	3	$853
Options written	4,111,254	50,370
Options closed	(1,565,228)	(31,264)
Options exercised	—	—
Options expired	(2,546,003)	(10,225)

Written options, outstanding as of September 30, 2012	26	$9,734

At September 30, 2012, the Portfolio held TBA securities with a total cost of $2,638,280.

At September 30, 2012, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$199,269	10/25/12	$2,026

Contracts to Sell:
British Pound	UBS AG	73,000	117,864	11/16/12	(3,289)
British Pound	UBS AG	76,000	122,708	11/16/12	(4,081)
Canadian Dollar	Morgan Stanley & Co.	196,000	199,172	11/16/12	(3,218)
Euro	UBS AG	497,756	639,930	11/16/12	(21,334)

					(31,922)

Net unrealized loss on open forward foreign currency contracts					$(29,896)

At September 30, 2012, the Portfolio held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Chase Bank	$1,100,000	6/30/14	0.450% semi-annually	3-month LIBOR	$160	$(2,121)
Morgan Stanley & Co. Inc.	640,000	5/15/19	1.4184% semi-annually	3-month LIBOR	—	(12,704)

Total	$1,740,000				$160	$(14,825)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (CMBX NA AM 1)	$4,000	10/12/52	0.500% monthly	$(225)	$(361)	$136
Goldman Sachs Group Inc. (CMBX NA AM 1)	10,000	10/12/52	0.500% monthly	(563)	(899)	336
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	55,000	3/15/49	0.070% monthly	(2,063)	(3,173)	1,110
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	10,000	3/15/49	0.070% monthly	(375)	(540)	165
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	29,000	3/15/49	0.070% monthly	(1,088)	(1,638)	550
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	10,000	2/17/51	0.350% monthly	(627)	(802)	175

Total	$118,000			$(4,941)	$(7,413)	$2,472

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$19,914	10/12/52	0.100% monthly	$480	$786	$(306)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	11,949	10/12/52	0.100% monthly	288	479	(191)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	53,769	10/12/52	0.100% monthly	1,296	2,366	(1,070)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	76,671	10/12/52	0.100% monthly	1,848	2,922	(1,074)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	24,893	10/12/52	0.100% monthly	600	830	(230)

Total	$187,196			$4,512	$7,383	$(2,871)

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2012.

	Future Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$4,104	$(5,680)	$231	$(2,106)	—	—	$(14,665)	$(18,116)

Foreign Exchange Risk	—	—	—	—	$2,026	$(31,922)	—	(29,896)

Credit Risk	—	—	—	—	—	—	(429)	(429)

Total	$4,104	$(5,680)	$231	$(2,106)	$2,026	$(31,922)	$(15,094)	(48,441)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2012, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options	$9,290
Written options	7,970
Forward foreign currency contracts (to buy)	195,509
Forward foreign currency contracts (to sell)	797,797
Futures contracts (to buy)	894,768
Futures contracts (to sell)	3,714,198

Average notional balance
Interest rate swap contracts	$671,000
Credit default swap contracts (to buy protection)	205,474
Credit default swap contracts (to sell protection)	191,500
Total return swap contracts †	42,056

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012